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                                                                Exhibit 10.4

                             EMPLOYMENT AGREEMENT

      AGREEMENT made as of this 1st day of November 1997, by and between HERLEY INDUSTRIES, INC., a Delaware corporation (hereinafter called the "Company"), and LEE N. BLATT, residing at 471 North Arrowhead Trail Vero Beach, Fl 32963, (hereinafter called the "Employee").

                                  WITNESSETH

      WHEREAS, the Employee was initially employed by the Company under an Employment Agreement, dated June 11, 1984, as amended, which agreement was superseded by a second Employment Agreement between Employee and the Company, dated January 1, 1997; and the Company desires to enter into a new employment agreement with Employee which agreement shall supersede both prior employment agreements; and,

      WHEREAS, Employee desires to enter into the new employment agreement with the Company;

      NOW THEREFORE, it is agreed as follows:

      1. PRIOR AGREEMENTS SUPERSEDED. This Agreement supersedes any employment agreements, oral or written, entered into between Employee and the Company prior to the date of this Agreement including, but not limited to, the Employment Agreements between the Employee and the Company, dated June 11, 1984, as amended, and January 1, 1997, respectively.

      2. RETENTION OF SERVICES. The Company hereby retains the services of Employee, and Employee agrees to furnish such services, upon the terms and conditions hereinafter set forth.

      3. TERM. Subject to earlier termination on the terms and conditions hereinafter provided, the term of this Agreement shall be comprised of a three (3) year period of employment commencing November 1, 1997 and ending October 31, 2000.


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      4.    DUTIES AND EXTENT OF SERVICES DURING PERIOD OF EMPLOYMENT. During
            the period of employment, Employee shall be employed as a Senior Executive of the Company. In such capacity, Employee agrees that he shall serve the Company under the direction of the Board of Directors of the Company to the best of his ability, shall perform all duties incident to his offices on behalf of the Company, and shall perform such other duties as may from time to time be assigned to him by the Board of Directors of the Company. Employee shall also serve in similar capacities of such of the subsidiary corporations of the Company as may be selected by the Board of Directors and shall be entitled to such additional compensation therefore as may be determined by the Board of Directors of the Company. Notwithstanding the foregoing, it is understood and agreed that the duties of Employee during the period of employment shall not be inconsistent with (i) his position and title as Senior Executive of the Company; or (ii) with those duties ordinarily performed by a comparable executive officer.

      5. REMUNERATION. During the period of employment, Employee shall be entitled to receive the following compensation for his services:

            (i) The Company shall pay to Employee an annual salary at the rate of THREE HUNDRED SEVENTY-FIVE THOUSAND ($375,000) DOLLARS commencing November 1, 1997, payable in weekly installments, or in such other manner as shall be agreeable to the Company and Employee.

            (ii) In addition to his salary set forth in Paragraph 5(i) above, Employee shall receive an increment in an amount equal to the cumulative cost of living on his base salary as reported in the "Consumer Price Index, New York Northeastern New Jersey, all items", published by the United States Department of Labor, Bureau of Labor Statistics, using January 1,1997 as the base year for computation. Such cost of living increment with respect to the aforesaid salary of Employee shall be made semi-annually as follows:


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                  (A)   With respect to the first six months of each calendar
                        year during the period of employment, such increment shall be calculated and payable cumulatively on or before the first day of August of such year; and

                  (B) With respect to the last six months of each calendar year during the period of employment, such increment shall be calculated and payable cumulatively on or before the first day of February of the following calendar year.

      If Employee's employment shall terminate during any six-month period referred to in this Paragraph 5 (ii), then the cost of living increment provided for herein shall be prorated accordingly.

      (iii) Not later than one hundred twenty (120) days after the end of the fiscal year of the Company and each subsequent fiscal year of the Company ending during the period of employment, the Company shall pay to Employee, as incentive compensation an amount equal to five (5%) percent of the Consolidated Pretax Earnings of the Company in excess of the Company's Minimum Consolidated Pretax Earnings, as defined below in this clause (iii), and in no event more than Employee's annual salary set forth in clause (i) immediately above.

      For purposes hereof, the term "Consolidated Pretax Earnings" of the Company shall mean, with respect to any fiscal year, the consolidated income, if any, of the Company for such fiscal year as set forth in the audited, consolidated financial statements (the "Financial Statements") of the Company and its subsidiaries included in its Annual Report to stockholders for such fiscal year, before deduction of taxes based on income or of the incentive compensation to be paid to Employee for such fiscal year under this Agreement. For the purposes hereof the term "Minimum Consolidated Pretax Earnings" of the Company shall mean, with respect to any fiscal year, the amount of Consolidated Pretax Earnings of the Company equal to ten percent (10%) of (x) the Company's Stockholders' Equity, as set forth in the Financial Statements for the


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      beginning of such fiscal year, plus (y) the proceeds from the sale of the
      Company's equity securities, less (z) the purchase price from the acquisition of the Company's equity securities, on a time-proportioned basis, during such fiscal year.

      6.    EMPLOYEE BENEFITS - EXPENSES

            a) During the term of this agreement, the Company shall provide, at its expense $40,000 annually to purchase life insurance, with Employee having the right to designate the insurer, owner and beneficiary of such life insurance.

            b) In the event of the death of Employee, within 30 days thereafter the Company shall promptly make a lump sum payment to Employee's widow, or to such other person or persons as may be designated by Employee in his Will, or to his estate in the event of Employee's intestacy, of the salary and compensation to which Employee is entitled hereunder for the three year period from date of death and one-half of such salary for the balance of the period covered by this Agreement, (provided that no payment shall be required for any period beyond October 31, 2000), and in the year of death an additional payment equal to the pro rata amount for said year of the compensation set forth in paragraph 5 (iii), the Company's contribution to the 401(k), and the pro-rata cost of living increment, which additional payment shall be made in accordance with paragraph 5 (ii).

            c) Employee shall be eligible to participate in the Company's stock option and stock purchase plans and to acquire warrants to purchase the Company's stock, to the extent determined in the sole discretion of the Compensation Committee of the Company's Board of Directors.

            d) During the period of employment, Employee shall be furnished with office space and facilities commensurate with his position and adequate for the performance of his duties; he shall be provided with the perquisites customarily associated with the position of a Senior Executive of the Company; and he shall be entitled to six weeks regular vacation during each year.

            e) It is contemplated that, during the period of employment, Employee may be


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                  required to incur out-of-pocket expenses in connection with the performance of his services hereunder, including expenses incurred for travel and business entertainment. Accordingly, the Company shall pay, or reimburse Employee, for all out-of-pocket expenses reasonably incurred by Employee in the performance of his duties hereunder in accordance with the usual procedures of the Company. Notwithstanding the foregoing, the recognition that Employee will be required during the term of this Agreement to do a considerable amount of driving in connection with his services hereunder, the Company shall provide Employee with the use of a suitable automobile and all expenses incidental throughout the term of this Agreement, including fuel, repairs, maintenance and insurance.

            f) All benefits to Employee specially provided for herein shall be in addition to, and shall not diminish, (i) such other benefits and/or compensation as may hereafter be granted to or afforded to Employee by the Board of Directors of the Company; and (ii) any rights which Employee may have or may acquire under any hospitalization, life insurance, pension, profit-sharing, incentive compensation or other present or future employee benefit plan or plans of the Company

            g) Employee currently works from offices in Lancaster, Pennsylvania and from his homes where he has created work space and his responsibilities do not require regular attendance at any Company office. These responsibilities include, among other things, conducting executive recruiting tasks and visiting customers, investment banks and potential acquisition candidates in the best interests of the Company. In recognition of these special employment conditions, disability for Employee shall occur if he becomes unable, for twelve consecutive months or more, due to ill health or other incapacity to perform the services described above. In that event, the Company may thereafter, upon at least 90 days written notice to employee, place him on disability status and terminate this agreement. If employee is so determined by the Company as disabled, he shall be entitled to his annual compensation as set forth in paragraph 5 (i) and 5 (ii) hereof payable in weekly installments for the first two years after notice of disability (provided that no payment shall be required for any period beyond October 31, 2000) and


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                  thereafter one-half of such compensation payable in weekly installments for the balance of the period covered by this agreement.

      7. NON-COMPETITION. Employee agrees that, during term of this Agreement, he will not, without the prior written approval of the Board of Directors of the Company, directly or indirectly through any other individual or entity,(a) become an officer or employee of, or render any services to, any competitor of the Company, (b) solicit, raid, entice or induce any customer of the Company to cease purchasing goods or services from the Company or to become a customer of any competitor of the Company, and Employee will not approach any customer for any such purpose or authorize the taking of any such actions by any other individual or entity, or (c) solicit, raid, entice or induce any employee of the Company to become employed by any competitor of the Company, and Employee will not approach any such employee for any such purpose or authorize the taking of any such action by any other individual or entity. However, nothing contained in this paragraph 7 shall be construed as preventing Employee from investing his assets in such form or manner as will not require him to become an officer or employee of, or render any services (including consulting services) to, any competitor of the Company.

      8.    TERMINATION FOR CAUSE.

            a) The Company has been intimately familiar with the ability, competence and judgment of Employee, which are acknowledged to be of the highest caliber. Accordingly, the Company and Employee agree that Employee's services hereunder may be terminated by the Company only (i) for an act of moral turpitude materially adversely affecting the financial condition of the Company, or (ii) breach of the terms of this Agreement which shall materially adversely affect the financial condition of the Company.

            b) If the Company terminates Employee's employment hereunder for any reason other than as set forth in paragraph 8 (a) hereof, Employee's compensation shall continue to be paid to him as provided in paragraph 5 hereunder for the remainder of the term of this Agreement. Employee shall have no duty to mitigate the


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                  Company's damages hereunder. Therefore, no deduction shall be made by the Company for any compensation earned by Employee from other employment or for monies or property otherwise received by Employee subsequent to such termination of his employment hereunder. Employee and the Company acknowledge that the foregoing provisions of this paragraph 8(b) are reasonable and are based upon the facts and circumstances of the parties at the time of entering into this Agreement, and with due regard to future expectations.

      9. CONSOLIDATION OR MERGER. In the event of any consolidation or merger of the Company into or with any other corporation during the term of this Agreement, or the sale of all or substantially all of the assets of the Company to another corporation during the term of this Agreement, such successor corporation shall assume this Agreement and become obligated to perform all of the terms and provisions hereof applicable to the Company, and Employee's obligations hereunder shall continue in favor of such successor corporation.

      10. INDEMNIFICATION. The Company agrees to indemnify the Employee to the fullest extent permitted by applicable law consistent with the Company's Certification of Incorporation and By-Laws as in effect on the effective date of this Agreement with respect to any action or failure to act on his part while he was an officer, director and/or employee (a) of the Company or any subsidiary thereof or (b) of any other entity if his service with such entity was at the request of the Company. This provision shall survive the termination of this Agreement.

      11. NOTICES. Notice is to be given hereunder to the parties by telegram or by certified or registered mail, addressed to the respective parties at the addresses herein below set forth or to such addresses as may be hereinafter furnished, in writing:

            TO:   Lee N. Blatt
                  471 North Arrowhead Trail
                  Vero Beach, FL  32963


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            TO:   HERLEY INDUSTRIES, INC.
                  10 Industry Drive
                  Lancaster, PA 17603
                  Attention:  Myron Levy, President

      12. CHANGE OF CONTROL In the event there shall be a change in the present control of the Company as hereinafter defined, or in any person directly or indirectly presently controlling the Company, as hereinafter defined, Employee shall have the right to immediately receive as a lump sum payment an amount equal to (i) two (2) times his "base amount", within the meaning of Section 280G of the Internal Revenue Code of 1986, as amended (hereinafter "the Code"), reduced by (ii) $100.00.

            For purposes of this Agreement, a change in control of the Company, or in any person directly or indirectly controlling the Company, shall mean:

            a) a change in control as such term is presently defined in Regulation 240.12b-2 under the Securities Exchange Act of 1934 ("Exchange Act"); or

            b)    if any "person" (as such term is used in Section 13(d) and 14
                  (d) of the Exchange Act) other than the Company or any "person" who on the date of this Agreement is a director or officer of the Company, becomes the "beneficial owner" (as defined in Rule 13(d)-3 under the Exchange Act), directly or indirectly, of securities of the Company representing thirty percent (30%) of the voting power of the Company's then outstanding securities; or

            c) if during any period of two (2) consecutive years during the term of this Agreement, individuals who at the beginning of such period constitute the Board of Directors cease for any reason to constitute at least a majority thereof, unless the election of each director who is not a director at the beginning of such period has been approved in advance by directors representing at least two-thirds (2/3) of the directors then in office who were directors at the beginning of the period.

      13. SUCCESSORS AND ASSIGNS. This agreement shall be binding upon and inure to the benefit of the successors and assigns of the Company. Unless clearly inapplicable, reference herein to the Company shall be deemed to include such other successor. In addition, this


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            Agreement shall be binding upon and inure to the benefits of the
            Employee and his heirs, executors, legal representatives and assigns, provided, however, that the obligations of Employee hereunder may not be delegated without the prior written approval of Directors of the company.

      14. AMENDMENTS. This agreement may not be altered, modified, amended or terminated except by a written instrument signed by each of the parties hereto.

      15. GOVERNING LAW. This agreement shall be governed by and construed and interpreted in accordance with the laws of Delaware, without reference to principles of conflict of laws.

            IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.

                                    HERLEY  INDUSTRIES, INC.

                                    BY:   ______________________________
                                          MYRON LEVY, President

                                    BY:   ______________________________
                                          LEE N BLATT, Employee


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